Community Trust Bancorp, Inc.

2012 Investor Presentation

NASDAQ: CTBI

www.ctbi.com

July 2012







CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2011 Annual Report on Form 10-K Part I, Item 1. for additional information.

Corporate Profile

▪ Total Assets	$3.6 billion
▪ Shareholders' Equity	$387.3 million
▪ Dividend Yield	3.70%
▪ Total Market Capitalization	$521.4 million
▪ P/E Ratio	10.67x

Financial data as of June 30, 2012

Corporate History

1903	Pikeville National Bank founded
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

Our Banking Franchise


Georgetown
Frankfort
Versailles
Lexington
Harrodsburg
Danville
Richmond
Berea
Mount Sterling
Winchester
Flemingsburg
Russell
Ashland
Huntington
Fort Gay
Hamlin
Paintsville
Williamson
Hazard
Whitesburg
Greensburg
Campbellsville
Columbia
Jamestown
London
Mount Vernon
LaFollette
Clinton
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Regional Economic Diversity

Central Region
Loans - $549 million
Deposits - $606 million
- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region
Loans - $842 million
Deposits - $1.3 billion
- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region
Loans - $338 million
Deposits - $544 million
- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region
Loans - $491 million
Deposits - $669 million
- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC
Assets Under Management - $1.6 billion (including $0.6 mill CTB)
Revenues - $5.1 million
- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of June 30, 2012

Community Trust® Bancorp, Inc.

Market Analysis

- Competitive Position
  - **Largest Kentucky domiciled bank holding company**
  - **#1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions**
  - **6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions**
- Community Banking Model
- Economic Diversity
- Concentration Risk Management
- Growth in Sources of Noninterest Income

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	43 years	43
Mark A. Gooch	CTB President and CEO	31 years	31
Andy Waters	CTIC President and CEO	25 years	8
Kevin J. Stumbo	EVP/Controller	25 years	17
Steven E. Jameson	EVP/Risk Manager	27 years	8
James J. Gartner	EVP/Chief Credit Officer	43 years (17 at OCC)	9
James B. Draughn	EVP/Operations	19 years	19
Larry W. Jones	EVP/C KY President	43 years	9
Richard W. Newsom	EVP/E KY President	29 years	29
Ricky Sparkman	EVP/SC KY/TN President	27 years	18
D. Andrew Jones	EVP/NE KY/WV President	25 years	25

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Growth through both internal and de novo branching and acquisition
- Consistent long-term performance

Operational Priorities

- Continuing focus on improving asset quality
- Liquidation of other real estate owned
- Build core earnings
  - Quality loan growth
  - Low cost deposit growth
- Increase noninterest income
  - Wealth management
  - Brokerage
- Maintain net interest margin
- Expense control

Consistent Financial Performance

	YTD 2012	2011	2010	2009	2008
EPS	$1.56	$2.54	$2.17	$1.66	$1.54
ROAA	1.34%	1.11%	1.03%	0.82%	0.79%
ROAE	12.75%	10.91%	9.90%	7.89%	7.48%
Net Int. Margin	3.99%	4.13%	4.07%	3.77%	3.88%
Efficiency Ratio	56.33%	60.23%	59.45%	63.56%	58.39%
Nonperf. Loans	1.39%	1.46%	2.38%	1.70%	2.22%
Net Charge-offs	0.29%	0.58%	0.58%	0.66%	0.38%
% of Average Assets:					
Nonint. Income	1.24%	1.24%	1.27%	1.34%	1.24%
Nonint. Expense	2.77%	3.03%	2.98%	3.08%	2.83%

All information is for the year ended December 31 except YTD 2012 which is for the six months ended June 30

Earnings Review

Earnings Per Share


$2.42
$1.54
$1.66
$2.17
$2.54
2007
2008
2009
2010
2011
$1.19
$1.56
Jun '11
Jun '12

- YTD EPS increased 31.1% from 6/30/11 to 6/30/12
- EPS increased 17.1% from 2010 to 2011
- 2012 EPS goal – $2.55 to $2.71 per share

Community Trust® Bancorp, Inc.

Net Income



(in millions)
$36.6
$23.1
$25.1
$33.0
$38.8
$18.3
$24.1
2007
2008
2009
2010
2011
Jun '11
Jun '12

- 2012 YTD net income increased 31.9% from 6/30/11
- 2012 goal for net income – $39.5 to $42.0 million

Revenues


(in millions)
$142.6
$125.4
$146.9
$160.2
$175.3
$178.0
2007
2008
2009
2010
2011
Jun '12

- YTD 2012 revenues increased 1.7% from 6/30/11
- 2011 revenues increased 9.4% from 2010
- Interest income lost from nonperforming loans and OREO - $4.5 million
- 2012 goal for revenues – $176 to $186 million

**Jun '12 annualized*

Noninterest Income
as a % of Total Revenue



(in millions)
$36.6
$21.8
$41.4
$40.9
$43.8
$46.6
32%
26%
20%
14%
2007
2008
2009
2010
2011
Jun '12
Noninterest Income
% of Total Revenue

- 2012 noninterest income increased 10.0% from 6/30/11
  - Increases in gains on sales of loans, trust revenue, and loan related fees
- 2011 noninterest increased 7.1% from 2010
- 2012 goal for noninterest revenue – 20% to 25% of total revenue

**Jun '12 annualized*

Community Trust Bancorp, Inc.

Net Interest Revenue



(in millions)
$106.0
$103.6
$105.5
$119.3
$131.5
$131.4
2007
2008
2009
2010
2011
Jun '12

- 2012 net interest revenue decreased by 0.2% from 6/30/11
  - Net interest margin declined 23 basis points
  - Average earning assets increased $171.3 million
- 2011 increase in net interest revenue 10.2%

**Jun '12 annualized*

Net Interest Margin



3.90%
3.78%
3.88%
3.60%
3.77%
3.57%
4.07%
3.69%
4.13%
3.86%
3.99%
3.69%
2007
2008
2009
2010
2011
Jun '12
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 06/30/12 – (4.27)%

- % of assets repricing
  - Within 30 days 38.10%
- % of liabilities repricing
  - Within 30 days 18.11%
  - Within 90 days 26.82%
  - Within 180 days 47.28%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Jun '12 compared to Mar '12 peer data.

Net Noninterest Expense as a % of Average Earning Assets


(in millions)
$46.4
$60.8
$52.4
$55.1
$62.6
$53.7
2.30%
2.10%
1.90%
1.70%
1.50%
2007
2008
2009
2010
2011
Jun '12
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio


(in millions)
$83.1
$82.5
$93.8
$96.1
$106.4
$100.3
75%
70%
65%
60%
55%
50%
2007
2008
2009
2010
2011
Jun '12
Noninterest Expense
Efficiency Ratio
Peer

*Jun '12 annualized

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Jun '12 compared to Mar '12 peer data.

Community Trust Bancorp, Inc.

Return on Average Assets



1.23%
0.89%
0.79%
0.13%
0.82%
-0.18%
1.03%
0.25%
1.11%
0.79%
1.34%
0.93%
2007
2008
2009
2010
2011
Jun '12
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Jun '12 compared to Mar '12 peer data.

Balance Sheet Review

Total Assets



(in billions)
$2.90
$2.95
$3.09
$3.36
$3.59
$3.64
2007
2008
2009
2010
2011
Jun '12

- Total assets at 6/30/12 have increased 1.2% from 12/31/11
  - Loans declined $9.1 million or 0.4%
  - Investment portfolio growth $101.8 million or 19.2%
  - Deposit growth $47.0 million or 1.5%
- Total assets have increased 7.0% from 12/31/10 to 12/31/11
- 2012 goal for total assets – $3.65 to $3.85 billion

Total Loans



(in billions)
$2.23
$2.35
$2.44
$2.61
$2.56
$2.55
2007
2008
2009
2010
2011
Jun '12

- Total loans at 6/30/12 have decreased 0.4% from 12/31/11
- 2012 goal for total loans – $2.6 to $2.8 billion

Loan Portfolio Mix

June 30, 2012



Consumer 17%
Comm R/E 37%
R/E Mortgage 31%
Comm Other 15%

Concentrations of Credit

as a % of Total Loans



June 30, 2012
2.00%
1.50%
1.00%
0.50%
0.00%
4.9%
$124 M
5.3%
$135 M
4.3%
$108 M
Apartments & Rental Housing
Hotel/Motel
Non-Residential Real Estate Rental
Concentrations
Nonperforming Loans*
Net Losses*

* As a percentage of funded exposure

Net Charge-offs
as a % of average loans


0.27%
0.24%
0.38%
0.70%
0.66%
1.61%
0.58%
1.46%
0.58%
0.94%
0.29%
0.70%
2007
2008
2009
2010
2011
Jun '12
CTBI
Peer

Net Charge-offs
by loan type


Consumer
20%
Residential
16%
Commercial
64%

June 30, 2012

Nonperforming Loans
as a % of total loans


1.43%
1.08%
2.22%
2.41%
1.70
4.22%
2.38%
4.01%
1.46%
3.65%
1.39%
3.33%
2007
2008
2009
2010
2011
Jun '12
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Jun '12 compared to Mar '12 peer data.

Nonperforming Assets

as a % of Total Assets


1.38%
2.13%
2.56%
3.13%
2.61%
2.51%
2007
2008
2009
2010
2011
Jun '12

- $56.4 million in other real estate owned

Loan Loss Reserve

as a % of net loans


1.26%
1.21%
1.31%
1.52%
1.34%
2.27%
1.34%
2.24%
1.30%
2.08%
1.30%
1.90%
2007
2008
2009
2010
2011
Jun '12
CTBI
Peer

Community Trust® Bancorp, Inc.

Total Other Real Estate Owned



(in billions)
$7.85
$10.43
$37.33
$42.94
$56.96
$56.44
2007
2008
2009
2010
2011
Jun '12

- Sales of foreclosed properties for the six months ended 6/30/12 $7.8 million
- New bookings in first six months of 2012 $7.5 million
- Properties under contract to sell $4.3 million

Total Deposits
including Repurchase Agreements

(in billions)



$2.45
$2.49
$2.64
$2.89
$3.10
$3.14
2007
2008
2009
2010
2011
Jun '12

- 2012 goal for total deposits including repurchase agreements – $3.1 to $3.3 billion

Total Deposits
including Repurchase Agreements

June 30, 2012



Repurchase Agreements 6%
Noninterest Bearing 19%
Other Time 5%
NOW 1%
CDs <$100K 21%
MMDA 18%
CDs >$100K 21%
Savings 9%



It's Back!!!
HOOPS®
Certificate of Deposit
The CD with more Points!
Community Trust® Bank
building communities...built on trust®
HOOPS® CD is available through November 10, 2011. Substantial penalty for early withdrawal.
Member FDIC

- 12 Month Certificate of Deposit: April 1st through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- Our Hoops CD product has been offered for over 16 years
- 100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky's National Basketball Championship wins

Shareholder Value

Dividends Per Share



$1.10
$1.17
$1.20
$1.21
$1.23
$1.25
3.2%
2007
2008
2009
2010
2011
2012*

- 2012 cash dividend increase 1.6%
- 3.2% compound growth rate for past five years
- December 31, 2011 cash dividend yield was 4.21%
- Cash dividend increased to $0.315 per share effective October 1, 2012

Dividend Payout Ratio



45.45%
75.97%
72.29%
55.76%
48.43%
39.74%
2007
2008
2009
2010
2011
Jun '12

**2012 is projected DPS*

Shareholders' Equity


(in millions)
$301.4
$308.2
$321.5
$338.6
$366.9
$387.3
5.4%
2007
2008
2009
2010
2011
Jun '12

- Shareholders' equity has increased 21.7% during the past five years
- 5.4% compound growth rate for the past five years
- 2012 goal for shareholders' equity – $380 to $400 million

Book Value Per Share


$20.03
$20.44
$21.15
$22.08
$23.78
$24.88
2007
2008
2009
2010
2011
Jun '12

Tangible Common Equity/Tangible Assets


8.27%
8.37%
8.47%
8.26%
8.52%
8.99%
2007
2008
2009
2010
2011
Jun '12

Community Trust® Bancorp, Inc.

Total Market Capitalization

(in millions)



$414.2
$554.1
$371.7
$444.1
$454.0
$521.4
2007
2008
2009
2010
2011
Jun '12

Price to Tangible Book Value

	2007	2008	2009	2010	2011	Jun '12
CTBI	1.77x	2.29x	1.45x	1.63x	1.51x	1.62x
Peer	1.85x	1.91x	1.03x	1.29x	1.19x	1.32x

All data is as of year-end.

Peer data obtained from SNL Financial; group consists of 14 publically traded regional bank holding companies with an average asset size of $3.1 billion.

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
June-07
June-08
June-09
June-10
June-11
June-12
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- An investment in CTBI stock on June 30, 2007 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at June 30, 2012

Community Trust® Bancorp, Inc.

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

June 30, 2012



26.07%
-2.08%
12.65%
17.79%
5.08%
0.53%
8.59%
7.01%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 32 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 3.2%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 99 institutional investors (including CTIC – 10.2%) hold 7.2 million shares (46.2%)
  - 184 mutual funds hold 3.2 million shares (20.8%)

CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders
- Did not take TARP

Community Trust®
Bancorp, Inc.





